UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2024

CAPITAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-38671	52-2083046
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)
2275 Research Boulevard, Suite 600, Rockville, Maryland 20850
(Address of principal executive offices) (Zip Code)
(301) 468-8848
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CBNK	NASDAQ Stock Market

Item 5.07 Submission of Matters to a Vote of Security Holders
On August 15, 2024, Capital Bancorp, Inc. (“CBNK”) held a Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, the CBNK shareholders voted upon the proposals set forth in a joint proxy statement/prospectus (the “Proxy Statement/Prospectus”) prepared in connection with the Merger Agreement (as defined below), dated March 27, 2024, and filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 1, 2024.

As of June 20, 2024, the record date for the Special Meeting, there were 13,899,251 shares of the Company's common stock issued, outstanding, and eligible to be voted at the Special Meeting, and 10,042,930 shares were represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the meeting.

The results of the votes cast by shareholders are as follows:

Proposal 1: CBNK’s shareholders approved the proposal to approve the Agreement and Plan of Merger and Reorganization, dated as of March 27, 2024 (the “Merger Agreement”), by and between CBNK and Integrated Financial Holdings, Inc. (“IFHI”), including the merger of IFHI with and into CBNK, with CBNK as the surviving company (the “CBNK Merger Proposal”). The following is a tabulation of the voting results for the CBNK Merger Proposal:

Proposal 1: The CBNK Merger Proposal:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
9,992,732	37,871	12,327	—

Proposal 2: To adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes to approve the CBNK Merger Proposal, or to ensure that any supplement or amendment to the Proxy Statement/Prospectus is timely provided to holders of CBNK common stock (the “Adjournment Proposal”). Because the CBNK Merger Proposal was approved, the Adjournment Proposal was withdrawn and not considered at the Special Meeting.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANCORP, INC.

Date: August 16, 2024	By: /s/ Dominic Canuso
Name: Dominic Canuso
Title: Chief Financial Officer

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